UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018 (October 23, 2018)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On October 23, 2018, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Saving Time, to discuss results of operations for the quarter and nine months ended September 30, 2018. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-GAAP FINANCIAL MEASURES (Unaudited)
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Core Non-interest Expense:
Total non-interest expense	$30,829	$35,971	$26,558	$95,021	$80,569
Less: Acquisition-related expenses	675	6,056	—	6,880	—
Less: Pension settlement charges	176	—	—	176	—
Core non-interest expense	$29,978	$29,915	$26,558	$87,965	$80,569

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Efficiency Ratio:
Total non-interest expense	$30,829	$35,971	$26,558	$95,021	$80,569
Less: amortization of intangible assets	862	861	869	2,477	2,603
Adjusted non-interest expense	$29,967	$35,110	$25,689	$92,544	$77,966

Total non-interest income	$14,353	$13,255	$14,446	42,577	41,834
Less: net (loss) net gain on investment securities	—	(147)	1,861	(146)	2,219
Less: net gain (loss) on asset disposals and other transactions	12	(405)	(25)	(319)	81
Adjusted total non-interest income	$14,341	$13,807	$12,610	$43,042	$39,534

Net interest income	$33,324	$32,808	$29,220	$95,491	$84,255
Add: fully tax-equivalent adjustment (a)	221	223	460	670	1,471
Net interest income on a fully tax-equivalent basis	$33,545	$33,031	$29,680	$96,161	$85,726

Adjusted revenue	$47,886	$46,838	$42,290	$139,203	$125,260

Efficiency ratio	62.58%	74.96%	60.74%	66.48%	62.24%

Efficiency Ratio Adjusted for Non-core Items:
Core non-interest expense	$29,978	$29,915	$26,558	$87,965	$80,569
Less: amortization of intangible assets	862	861	869	2,477	2,603
Adjusted core non-interest expense	$29,116	$29,054	$25,689	$85,488	$77,966

Adjusted revenue	$47,886	$46,838	$42,290	$139,203	$125,260

Efficiency ratio adjusted for non-core items	60.80%	62.03%	60.74%	61.41%	62.24%
(a) Based on a 21% federal statutory corporate income tax rate for the 2018 periods, and a 35% federal statutory corporate income tax rate for the 2017 periods.

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2018	2018	2018	2017	2017

Tangible Equity:
Total stockholders' equity	$504,290	$499,339	$456,815	$458,592	$457,386
Less: goodwill and other intangible assets	163,401	163,953	143,820	144,576	143,859
Tangible equity	$340,889	$335,386	$312,995	$314,016	$313,527

Tangible Assets:
Total assets	$4,003,089	$3,972,091	$3,634,929	$3,581,686	$3,552,412
Less: goodwill and other intangible assets	163,401	163,953	143,820	144,576	143,859
Tangible assets	$3,839,688	$3,808,138	$3,491,109	$3,437,110	$3,408,553

Tangible Book Value per Common Share:
Tangible equity	$340,889	$335,386	$312,995	$314,016	$313,527
Common shares outstanding	19,550,014	19,528,952	18,365,035	18,287,449	18,281,194

Tangible book value per common share	$17.44	$17.17	$17.04	$17.17	$17.15

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$340,889	$335,386	$312,995	$314,016	$313,527
Tangible assets	$3,839,688	$3,808,138	$3,491,109	$3,437,110	$3,408,553

Tangible equity to tangible assets	8.88%	8.81%	8.97%	9.14%	9.20%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Pre-Provision Net Revenue:
Income before income taxes	$15,546	$8,904	$16,022	$38,574	$42,863
Add: provision for loan losses	1,302	1,188	1,086	4,473	2,657
Add: loss on debt extinguishment	—	13	—	13	—
Add: net loss on OREO	—	—	—	—	24
Add: net loss on investment securities	—	147	—	146	—
Add: net loss on other assets	—	330	—	239	—
Add: net loss on other transactions		76	38	76	41
Less: net gain on OREO	—	14	13	9	13
Less: net gain on investment securities	—	—	1,861	—	2,219
Less: net gain on other assets	12	—	—	—	133
Pre-provision net revenue	$16,836	$10,644	$15,272	$43,512	$43,220

Pre-provision net revenue	$16,836	$10,644	$15,272	$43,512	$43,220
Total average assets	$3,998,254	$3,897,957	$3,541,220	$3,832,554	$3,492,772

Pre-provision net revenue to total average assets (annualized)	1.67%	1.10%	1.71%	1.52%	1.65%

	At or For the Three Months Ended			At or For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(Dollars in thousands)	2018	2018	2017	2018	2017

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$12,725	$7,892	$10,895	$32,358	$29,470
Add: amortization of other intangible assets	862	861	869	2,477	2,603
Less: tax effect (a) of amortization of other intangible assets	181	181	304	520	911
Net income excluding amortization of other intangible assets	$13,406	$8,572	$11,460	$34,315	$31,162

Days in the period	92	91	92	273	273
Days in the year	365	365	365	365	365
Annualized net income	$50,485	$31,655	$43,225	$43,263	$39,401
Annualized net income excluding amortization of other intangible assets	$53,187	$34,382	$45,466	$45,879	$41,663

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$501,785	$489,876	$456,198	$482,138	$447,592
Less: average goodwill and other intangible assets	163,615	161,600	144,267	156,540	144,950
Average tangible stockholders' equity	$338,170	$328,276	$311,931	$325,598	$302,642

Return on Average Stockholders' Equity Ratio:
Annualized net income	$50,485	$31,655	$43,225	$43,263	$39,401
Average stockholders' equity	$501,785	$489,876	$456,198	$482,138	$447,592

Return on average stockholders' equity	10.06%	6.46%	9.48%	8.97%	8.80%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$53,187	$34,382	$45,466	$45,879	$41,663
Average tangible stockholders' equity	$338,170	$328,276	$311,931	$325,598	$302,642

Return on average tangible stockholders' equity	15.73%	10.47%	14.58%	14.09%	13.77%
(a) Tax effect is calculated using a 21% federal statutory corporate income tax rate for the 2018 periods and a 35% federal statutory corporate income tax rate for the 2017 periods.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 23, 2018 to discuss results of operations for the quarter and year period ended September 30, 2018

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 26, 2018	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer